UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 6, 2008

CHECKPOINT SYSTEMS, INC.
(Exact name of Registrant as specified in its Articles of Incorporation)

Pennsylvania	22-1895850
(State of Incorporation)	(IRS Employer Identification No.)

101 Wolf Drive, PO Box 188, Thorofare, New Jersey	08086
(Address of principal executive offices)	(Zip Code)

856-848-1800
(Registrant’s telephone number, including area code)
N/A

 (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
      240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
      240.13e-4(c))

 Item 8.01   Other Events

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

As previously disclosed in its Annual Report on Form 10-K for the period ended December 30, 2007, Checkpoint Systems, Inc. (the "Company") has changed its reportable segments to conform with the previously announced changes in the Company’s management structure. The new reportable segments are Shrink Management Solutions, Intelligent Labels, and Retail Merchandising.

In order to assist investors' understanding of the change in segments on a quarterly basis, the Company is furnishing herewith, certain financial information related to our segments. The information furnished herewith is consistent with the method in which the Company's results were reported on the Annual Report on Form 10-K for the annual period ended December 30, 2007, and will be reported going forward.

Item 9.01   Financial Statements and Exhibits

(d)       Exhibits

99.1 Historical Quarterly and Annual Financial segment information for fiscal 2007 conformed to the Company’s new segment presentation.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHECKPOINT SYSTEMS, INC.

Dated: May 6, 2008	By: /s/ Raymond D. Andrews
Title: Senior Vice President and Chief Financial Officer

Checkpoint Systems, Inc.

Index of Exhibits

Exhibit
Number                      Description

99.1 Historical Quarterly and Annual Financial segment information for fiscal 2007 conformed to the Company’s new segment presentation.